EGA EMERGING GLOBAL SHARES TRUST

Supplement dated May 11, 2016 to the Prospectus dated July 29, 2015 for the following series (the “Funds”) of EGA Emerging Global Shares Trust (the “Trust”):

Fund	Ticker
EGShares Beyond BRICs ETF	BBRC
EGShares EM Strategic Opportunities ETF	EMSO
EGShares EM Quality Dividend ETF	HILO
EGShares Emerging Markets Consumer ETF	ECON
EGShares Emerging Markets Core ETF	EMCR
EGShares India Consumer ETF	INCO
EGShares India Infrastructure ETF	INXX
EGShares India Small Cap ETF	SCIN

The following supplements the information about the Funds’ investment adviser, Emerging Global Advisors, LLC (“EGA”), included in the Prospectus.

On May 11, 2016, Columbia Management Investment Advisers, LLC (“Columbia”) announced an agreement to acquire EGA (the “Transaction”).  The Transaction is subject to certain regulatory approvals, as well as other conditions prior to closing.  In connection with this announcement, the Trust’s Board of Trustees (the “Board”) will meet to consider a new investment advisory agreement between Columbia and the Trust, on behalf of each Fund, as well as other matters related to the Transaction.  The Funds’ Prospectus will be further supplemented to announce the Board’s determinations.

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Please keep this supplement for future reference.